Exhibit 99.1

     Jaco Electronics Reports Fiscal 2007 Second Quarter Results,
              Its Fourth Consecutive Profitable Quarter

          - Net Sales Rise 37%; Gross Profit Increases 28% -


    HAUPPAUGE, N.Y.--(BUSINESS WIRE)--Feb. 9, 2007--Jaco Electronics, Inc. (Nasdaq: JACO):

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 Conference Call:    February 9, 2007 at 10:00 a.m. ET
 Dial-in Number:     800/263-9150 (U.S. and Canada)
 Webcast:            http://www.vcall.com/IC/CEPage.asp?ID=113834
 Web Replay:         Available for 90 days
 Call Replay:        Available until February 11, 2007 at 12:00 p.m.
                      ET by dialing 800/633-8284
 Replay Access Code: 21328602
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    Jaco Electronics, Inc. (Nasdaq: JACO), a distributor and
integrator of electronic components and flat panel solutions, today reported results for its fiscal 2007 second quarter ended December 31, 2006.

     Summary of Fiscal 2007 Second Quarter and Six Months Results
               ($ in thousands, except per-share data)

                               Three Months Ended   Six Months Ended
                                     Dec. 31,            Dec. 31,
----------------------------------------------------------------------
                                 2006      2005      2006      2005
-------------------------------=========-=========-=========-=========
Net sales                      $ 65,990  $ 48,108  $135,607  $100,569
----------------------------------------------------------------------
Gross profit                      8,516     6,665    17,173    13,782
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Selling, general and
 administrative expenses          7,659     6,846    15,193    13,687
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Operating income (loss)             857      (181)    1,980        95
----------------------------------------------------------------------
Interest expense                    693       552     1,540     1,119
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Earnings (loss) before income
 taxes                              164      (733)      440    (1,024)
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Net earnings (loss) (1)             149    (7,363)      410    (7,462)
----------------------------------------------------------------------
Diluted net earnings (loss)
 per share                     $   0.02  $  (1.17) $   0.06  $  (1.19)
----------------------------------------------------------------------

(1) During the three months ended December 31, 2005, $6,610,500 was added to Jaco's income tax provision to reduce the carrying value of the Company's deferred tax asset to zero.

    Commenting on the results, Jaco's Chairman and Chief Executive Officer Joel Girsky, stated, "The fiscal 2007 second quarter marked Jaco's fourth consecutive profitable quarter and was highlighted by significant year-over-year increases in net sales and gross profit.

    "Jaco is achieving profitability from our strategy to focus on marketing product lines from core vendors while positioning the Company as a value-added services leader in logistics and flat panel display (FPD) design and integration. In the fiscal 2007 second quarter, net sales from each of these categories rose on a year-over-year basis. Jaco's gross profit margin remains a function of our sales mix and can vary based on quarterly fluctuations related to sales to major contract manufacturers through our logistics and inventory management programs.

    "Cost disciplines remain an important element in our overall business strategy and Jaco's fiscal 2007 second quarter SG&A expenses were 11.6% of net sales, down from 14.2% in the fiscal 2006 second quarter. As a result of strong top-line growth and overhead efficiency improvements, we achieved a significant improvement in operating income, turning a $181,000 operating loss in the second quarter of fiscal '06 into an $857,000 operating profit in the corresponding fiscal '07 quarter. We believe we have the right level of infrastructure to support our plans for growth and will continue to adjust sales staffing as demand and the business environment dictate.

    "We recently entered into a new credit facility that provides additional working capital capacity and the financial flexibility to continue pursuing our strategies for prudent expansion. In addition, the new facility provides lower interest rates than our previous credit facility that, based on current borrowing levels, are expected to reduce interest expense in the current and future periods. We will also continue to review potential opportunities that would further enhance our FPD capabilities."

    About Jaco Electronics

    Jaco is a leading distributor of electronic components to industrial OEMs and contract manufacturers. Jaco distributes products such as semiconductors, capacitors, resistors, electromechanical devices, flat panel displays (FPD) and power supplies, which are used in the manufacture and assembly of electronic products, including: telecommunications equipment, computers and office equipment, medical devices and instrumentation, industrial equipment and controls, military/aerospace systems and automotive and consumer electronics.

    Jaco has two distribution centers and 16 strategically located sales offices throughout the United States, and one in Beijing, China. The Company operates an in-house FPD integration center housing its engineering and manufacturing staff and operations. The integration center enhances Jaco's ability to provide customers with unique, value-added display solutions and a "one-stop" source for their FPD supply and integration requirements. In addition to customized FPD solutions, Jaco provides a variety of value-added services including automated inventory management services and assembling stock items for customers into pre-packaged kits.

               JACO ELECTRONICS, INC. AND SUBSIDIARIES
           Condensed Consolidated Statements of Operations
                             (unaudited)
              ($ in thousands, except per share amounts)

                               Three months ended   Six months ended
                                  December 31,        December 31,
                               ------------------- -------------------
                                 2006      2005      2006      2005
                               --------- --------- --------- ---------
Net sales                      $ 65,990  $ 48,108  $135,607  $100,569
                               --------- --------- --------- ---------
Gross profit                      8,516     6,665    17,173    13,782
Selling, general &
 administrative expense           7,659     6,846    15,193    13,687
                               --------- --------- --------- ---------
Operating income (loss)             857      (181)    1,980        95
Interest expense                    693       552     1,540     1,119
                               --------- --------- --------- ---------
Earnings (loss) before income
 taxes                              164      (733)      440    (1,024)

Income tax provision                 15     6,629        30     6,438
                               --------- --------- --------- ---------

Net earnings (loss)            $    149  $ (7,363) $    410  $ (7,462)
                               --------- --------- --------- ---------

Per share information:
Basic earnings (loss) per
 common share:

Net earnings (loss)            $   0.02  $  (1.17) $   0.07  $  (1.19)
                               ========= ========= ========= =========

Diluted earnings (loss) per
 common share:

Net earnings (loss)            $   0.02  $  (1.17) $   0.06  $  (1.19)
                               ========= ========= ========= =========

* During the three months ended December 31, 2005, $6,610,500 was added to Jaco's income tax provision to reduce the carrying value of the Company's deferred tax asset to zero.


        Summary Balance Sheet              Supplemental Financial
       As of December 31, 2006                    Statistics
             (unaudited)
Accounts Receivable (net) $38,405,000   Per Share Price (2/8/07)$3.45
Inventories (net)         $31,891,000   Book Value Per Share    $5.65
                                        Tangible Book Value Per
                                         Share                  $1.61
Revolving Credit Facility $35,725,000
Accounts Payable and
Accrued Expenses          $33,765,000
Shareholders' Equity      $35,581,000


    "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

    This press release provides historical information and includes forward-looking statements. Although we believe that the expectations in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. The forward-looking statements are based upon a number of assumptions and estimates that, while considered reasonable by our management, are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies which are beyond our control, and upon assumptions with respect to future business decisions which are subject to change. Accordingly, the forward-looking statements are only an estimate, and actual results will vary from the forward-looking statements, and these variations may be material. Consequently, the inclusion of the forward-looking statements should not be regarded as a representation by us of results that actually will be achieved. Forward-looking statements are necessarily speculative in nature, and it is usually the case that one or more of the assumptions in the forward-looking statements do not materialize. Investors are cautioned not to place undue reliance on the forward-looking statements. We caution that, among others, the factors below, which are discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2006, as amended, and in our other filings with the Securities and Exchange Commission, could cause our results to differ materially from those stated in the forward-looking statements. These factors include (i) the highly cyclical nature of our industry and the adverse impact of downturns in our industry; (ii) our dependence on a limited number of suppliers for the products we distribute and most of our distribution agreements are cancelable upon short notice; (iii) the market for our products is very competitive and our industry is subject to rapid technological change; (iv) our dependence on individual purchase orders and absence of long-term supply agreements exposes us to customer cancellations, reductions or delays; (v) our substantial leverage and debt service obligations;
(vi) a significant and growing portion of our business is in non-U.S. locations, particularly Asia, and failure to expand in Asia could adversely affect our sales while our dependence on foreign manufacturers exposes us generally to political and economic risks;
(vii) volatility in the pricing of electronic components; (viii) disruptions in transportation of our products by third party carriers;
(ix) potential warranty and/or product liability risks inherent in the products we sell; and (x) our dependence on the continued service of key members of our management and technical personnel.


    CONTACT: Jaco Electronics, Inc.
             Jeffrey D. Gash, 631-273-5500
             Chief Financial Officer
             jgash@jacoelect.com
             or
             Jaffoni & Collins Incorporated
             Joseph N. Jaffoni / Robert L. Rinderman, 212-835-8500 jaco@jcir.com